SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2004

ENTRAVISION COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23125	95-4783236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2425 Olympic Boulevard, Suite 6000 West, Santa Monica, CA 90404

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 447-3870

Item 12. Results of Operations and Financial Condition.

On August 5, 2004, Entravision Communications Corporation (the “Company”) issued a press release announcing its financial results for the three- and six-month periods ended June 30, 2004. A copy of that press release is attached hereto as Exhibit 99 and incorporated herein by reference.

The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference into any future registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRAVISION COMMUNICATIONS CORPORATION

Date: August 5, 2004	By:	/s/ WALTER F. ULLOA
Walter F. Ulloa
Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99	Press release issued by Entravision Communications Corporation on August 5, 2004.